Exhibit 10.1

Dated the 18 day of February 2011

NAMES SET OUT IN SCHEDULE 1
(the "Vendors")

and

GOOD WORLD INVESTMENTS LIMITED
(the "Purchaser")

and

CHINA MEDIA GROUP CORPORATION
(the "CMG")

and

ADVANCE TECH COMMUNICATIONS SDN. BHD.
(the "ATC")

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AGREEMENT

RELATING TO

THE SALE AND PURCHASE OF 293,000 SHARES

IN

ADVANCE TECH COMMUNICATIONS SDN. BHD.
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THIS AGREEMENT is dated on the 18th day of February 2011
BETWEEN:
(A)	The persons whose names are set out in Schedule 1 (the "Vendors");
(B)

GOOD WORLD INVESTMENTS LIMITED, a company incorporated in the British Virgin Islands and having its correspondence address in Hong Kong at 1403 Wan Chai Commercial Centre, 204 Johnston Road, Wanchai, Hong Kong ("Purchaser");

(C)

CHINA MEDIA GROUP CORPORATION, a company incorporated in Texas, U.S.A. and having its correspondence address in Hong Kong at 1403 Wan Chai Commercial Centre, 204 Johnston Road, Wanchai, Hong Kong ("CMG"); and

(D)

ADVANCE TECH COMMUNICATIONS SDN. BHD., a company incorporated in Malaysia with limited liabilities and having its registered office at 3rd Floor No. 17, Jalan Ipoh Kecil, 50350, Kuala Lumpur, Malaysia ("Company" or "ATC") on the following terms and conditions.

WHEREAS:
A.

The Vendors are the beneficial owners of the number of shares set opposite in Schedule 1 in the capital of the Company. The Company has as at the date hereof issued 4,100,000 shares which have been fully paid. The Company intends to issue an additional 1,793,000 Shares at par value such that the Purchaser's acquisition of the Sale Shares shall represents no less than 5% equity interests in the Company.

B.	The Purchaser is an investment holding company and is a wholly owned subsidiary of CMG, a company quoted on the Over The Counter Bulletin Board in the USA under the symbol "CHMD".
C.	The Company is a technology company engaged in research and development of mobile convergent wireless devices and has developed a proprietary mobile communication devices name M.A.G.I.C. W3
D.	The Vendors have agreed to sell and the Purchaser has agreed to purchase the Sale Shares under the terms and conditions of this agreement.
NOW IT IS HEREBY AGREED AS FOLLOWS:
1.	INTERPRETATION
1.1	In this Agreement, the following words and expressions have the following meanings, unless they are inconsistent with the context:-
"Agreement" means this agreement for the sale and purchase of the Sale Shares, as amended or supplemented from time to time;
"Completion Date" means the date of signing this Agreement;

"Consideration Shares" means 2,205,376 shares in CMG to be issued at an issuance price of US$0.03 per common stock of CMG;
"Hong Kong" means the Hong Kong Special Administrative Region of the People's Republic of China;
"IPO" means the listing of the Shares on an internationally recognized stock;
"Parties" means the named parties to this Agreement and their respective successors and permitted assigns and "Party" means any of them;

"Sale Shares" means the number Shares to be sold by the Vendors to the Purchaser as shown in Column 1 of Schedule 1 which constitute in aggregate not less than 5% of the total issued share capital of the Company as at IPO;

"Shares" means shares in the share capital of the Company;
"Warranties" means the representations, warranties and undertakings contained or referred to in Clause 6;
"RM" means Malaysian Ringgits; and
"USD" means United States Dollars.
2.	SALE AND PURCHASE OF THE SALE SHARES
2.1

Subject to the terms and conditions of this Agreement, each of the Vendors, as beneficial owners of the respective number of Sale Shares as set out in Column 1of Schedule 1, shall sell and the Purchaser shall (or the Purchaser's nominee), relying on the warranties and indemnities herein contained, purchase the Sale Shares free from all encumbrances together with all rights now or hereafter attaching thereto including but not limited to all dividends paid, declared and/or made in respect thereof on or after the date of this Agreement for the consideration set out in Clause 3 below.

3.	CONSIDERATION
3.1

The aggregate consideration for the Sale Shares is a total of RM293,000 of which RM87,900 shall be paid in cash and the remaining RM205,100 shall be paid in Consideration Shares to the respective Vendors as its consideration set out in Column 2 in Schedule 1.

3.2	Within 60 days of the Completion Date, the Purchaser shall procure the issuance of the Consideration Shares to each of the Vendors.
3.3

The Vendor confirms that it has received RM69,700 from the Purchaser as part of the cash consideration in Section 3.1 above. The remaining sum of RM18,200 shall be paid by the Purchaser to the Vendor within two weeks from the Completion Date.

4.	COMPLETION
4.1

Completion of the purchase of Sale Shares shall take place at the Purchaser's registered office or a place to be agreed between the parties at 5.00 p.m. on the Completion Date or at a later date to be agreed between the parties herein.

4.2

Within 60 days after the Completion Date, each of the Vendors shall deliver to the Purchaser duly completed and signed transfers in favor of the Purchaser or as it may direct in respect of the Sale Shares.

4.3

Upon completion of the matters referred to in Clause 4.2 and 4.3 above, the Vendor shall procure that all the necessary documentations (i.e. share certificates) be prepared and executed in relation to the purchase of the Sale Shares.

5.	CMG REPRESENTATIONS
5.1	CMG hereby represents and warrants that:
a)	The Consideration Shares issued hereunder have been duly authorized by the appropriate corporate action of CMG.
b)

CMG shall transfer title, in and to the Consideration Shares to each of the Vendors free and clear of all liens, security interests, pledges, encumbrances, charges, restrictions, demands and claims, of any kind and nature whatsoever, whether direct or indirect or contingent.

c)

As soon as practicable after the Completion Date, the Purchaser shall deliver to each of the Vendors a certificate or certificates representing the Consideration Shares subject to no liens, security interests, pledges, encumbrances, charges, restrictions, demands or claims in any other party whatsoever, except as set forth in the legend on the certificate, which legend shall provide substantially as follows:

"THE SHARES (OR OTHER SECURITIES) REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE."

d)

Each of the Vendors acknowledges that the Consideration Shares will initially be "restricted securities" (as such term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended ("Rule 144"), that the Consideration Shares will include the foregoing restrictive legend, and, except as otherwise set forth in this Agreement, that the Consideration Shares cannot be sold unless registered with the United States Securities and Exchange Commission ("SEC") and qualified by appropriate state securities regulators, or unless each of the Vendors obtains written consent from CMG and otherwise complies with an exemption from such registration and qualification (including, without limitation, compliance with Rule 144)).

e)	Each of the Vendors acknowledges and agrees that CMG makes no other representations or warranties with respect to the Consideration Shares or the Purchaser.

6.	WARRANTIES
6.1	Each of the Vendors warrants to the Purchaser that:
a)	It has full power and authority to enter into and perform this Agreement.
b)

It is the legal and beneficial owner of the Sale Shares as set out against the respective Vendors names in Schedule 1, free and clear of any lien, charge, option, right of pre-emption or other encumbrance or third party right whatsoever.

c)

There are no options or other agreements outstanding which accord to any person the right to require the creation of any mortgage, charge, pledge, lien or other security or encumbrance over any of the Sale Shares.

6.2

The Company warrants to the Purchaser that it shall only issue up to 1,793,000 shares in the Company to raise additional capital prior to the IPO. In any event the Purchaser's equity interests in the Company shall not be less than 5% of the equity interests in the Company prior to IPO.

7.	GENERAL MATTERS
7.1

The rights and remedies of the Purchaser in respect of any breach of the warranties given by the Vendor hereunder shall not be affected by completion of the Purchase of the Sale Shares or by any failure to exercise or delay in exercising any right or remedy or by any other event or matter whatsoever, except a specific and duly authorized written waiver or release.

7.2	This Agreement constitutes the whole agreement between the parties and it is expressly declared that no variations hereof shall be effective unless made in writing.
7.3	Any right of rescission conferred upon the Purchaser hereby shall be in addition to and without prejudice to all other rights and remedies available to it.
8.	NON-ASSIGNABILITY
8.1

This Agreement shall be binding on each party's successors and assigns but except as expressly provided, none of the rights of the parties under this Agreement or the warranties provided herein may be assigned or transferred.

9.	NOTICES
9.1

Any notice, demand or communication required or desired to be given or made under this Agreement shall be in writing and delivered or sent by post to the Vendors or to the Company at c/o 10/F., Chiyu Bank Building, 78 Des Voeux Road Central, Hong Kong; and to the Purchaser and CMG at 1403 Wan Chai Commercial Center, 204 Johnston Road, Wanchai, Hong Kong or such other address in Hong Kong as may be notified by such party to the other.

9.2

Any notice or other communication shall be deemed to have been received if sent by facsimile, when sent: or if delivered personally, when delivered; or if sent by post, 7 days if overseas and 48 hours if local after the date of posting.

9.3	Reference in Clause 9.1 to writing shall include a notice or communication by facsimile provided that the transmission is confirmed by a transmission report.

10.	COSTS AND STAMP DUTY
10.1	Each party shall bear its own legal, accountancy and other costs and expenses incurred in connection with this Agreement.
10.2	Any stamp duty on the Sale Shares shall be borne by the parties in equal shares.
11.	APPLICABLE LAW
11.1	This Agreement shall be governed by and construed in accordance with the laws of Malaysia and the parties irrevocably submit to the non-exclusive jurisdiction of the Malaysia courts.

Schedule 1

Name and Address	Sale Shares (Column 1)	CMG Consideration Shares to be issued (Column 2)
Jonathon Loi I/C No. * * *	146,500	1,102,688
Shaiful Annuar Bin Ahmad Shaffie I/C No. * * *	146,500	1,102,688
Total	293,000	2,205,376
* * * Intentionally left blank

IN WITNESS whereof this Agreement has been executed on the day and year first above written.

Signed by
Jonathon Loi
in the presence of:

Signed by
Shaiful Annuar Bin Ahmad Shaffie
in the presence of:

Signed by
for and on behalf of
GOOD WORLD INVESTMENTS LIMITED
in the presence of:

Signed by
for and on behalf of
CHINA MEDIA GROUP CORPORATION
in the presence of:

Signed by
for and on behalf of
ADVANCE TECH COMMUNICATIONS SDN. BHD.
in the presence of:	) ) /s/ Jonathon Loi ) ) ) /s/ Shaifuk Annuar Bin Ahmad Shaffie ) ) ) ) /s/ Con Unerkov ) ) ) ) /s/ Con Unerkov ) ) ) ) /s/ Shaifuk Annuar Bin Ahmad Shaffie )